Exhibit 99.1

Zep Inc. to Acquire Ecolab Vehicle Care Division October 17, 2012 John K. Morgan Chairman, President and Chief Executive Officer Mark R. Bachmann Executive Vice President and Chief Financial Officer

Safe Harbor This presentation and our commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements include, but are not limited to, statements relating generally to our future economic performance, business prospects, revenue, income, and financial condition; statements related to the synergies we expect to realize from the acquisition described in this presentation; statements regarding the EPS accretion that will result from the acquisition; statements regarding our ability to comply with our amended debt covenants; statements regarding our ability to repay acquisition-related indebtedness from cash flows from the acquired business; and statements preceded by, followed by, or that include the words "expects," "believes," "intends," "will," "anticipates," and similar terms that relate to future events, performance, or our results. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as our present expectations or projections. These risks and uncertainties include, but are not limited to: economic conditions in general; our ability to integrate the acquired business in a timely and effective manner; competition; market demand for the products of the acquired business; and litigation and other contingent liabilities. A variety of other risks and uncertainties could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. A number of those risks are discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2011. We believe the forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. 2 © 2012 Zep Inc. - All rights reserved.

Transaction Overview

Transaction Overview The acquisition is an ideal strategic fit Nearly1/3 of our business serves Transportation across all three of our sales channels The new Zep Vehicle Care will have increased market access with corporate accounts and distributors Accretive in Year 1, with increasing benefits over time Well run business with attractive financial characteristics Accretive by $0.08 to $0.10 in fiscal 2014 Financed with bank debt using attractive financing Debt to EBITDA ratio well within amended covenants at close Attractive cash flow characteristics © 2012 Zep Inc. - All rights reserved. 4

Vehicle Care Market 2011 North America $1 Billion Vehicle Care Chemical Industry $ Millions Source: North America Vehicle Care Chemical Industry market data provided by Ecolab, Inc. © 2012 Zep Inc. - All rights reserved. 5 Acquiring Well-Run Business with Attractive Financial Characteristics Increasing Access to Distribution and Corporate Accounts

New Platform: Zep Vehicle Care Expanded access to market across North America Premier customer list Nationwide sales and service Highly complementary businesses A leader in $1 Billion market Strong leadership team joining Zep © 2012 Zep Inc. - All rights reserved. 6 Zep Vehicle Care Leading Brands Strong leadership team with considerable experience to join from both businesses Leaders from both businesses will drive integration Moving existing Zep businesses into new platform Strong Leadership Largest dedicated R&D staff in the industry Strong capabilities in formula development, dispensing, soil and water testing Differentiated innovation Extensive R&D and Technology

Financial Overview

Transaction Financial Highlights Consideration Purchase price: approximately $120 million – asset purchase Acquired working capital and intangibles; no property, plant and equipment Strategic Rationale Ideal strategic acquisition for Zep, highly compatible businesses Consistent with transportation strategy Creates an industry leading company in vehicle care products and services Capitalizes on attractive $1 billion market Financial Benefits Creates compelling shareholder value Accretive to EBITDA margin and modest EPS accretion in FY2013; and $0.08 to $0.10/share in FY2014 once integration is completed Ecolab Vehicle Care net sales of $66.2 million Ecolab Vehicle Care EBITDA margin of 19.6% Financing & Capital Structure Zep Inc. will use existing debt capacity to fund transaction Debt covenants have been amended, sufficient room to operate business Similar cash flow characteristics to Zep, allowing for quick de-levering Expected Closing Expected to close by calendar year-end 2012, pending regulatory approvals © 2012 Zep Inc. - All rights reserved. 8 Note: Financials as of TTM period ended June 30, 2012

Transaction Financial Impact $ Millions Zep Inc. Fiscal 2012 Reported 8/31/12 Adjusted Ecolab Vehicle Care TTM 6/30/12 Zep Inc. Fiscal 2012 Proforma % Chg Proforma vs. Reported Net Sales $653.5 $66.2 $719.8 10.1% EBITDA $53.7 $13.0 $66.6 24% % Margin 8.2% 19.6% 9.3% 110 bps © 2012 Zep Inc. - All rights reserved. 9 Modest EPS Accretion in FY13... and $0.08 to $0.10 per share in FY14 After Integration is Completed

Transaction Financial Impact Purchase Multiple Improvement after Realized Synergies © 2012 Zep Inc. - All rights reserved. 10 12-month integration plan Expected synergies $1.5 to $2 million Attractive cash flows Contributes to Achievement of Long Term Financial Objectives

Debt to EBITDA Debt Position 11 © 2012 Zep Inc. - All rights reserved. Similar Cash Flow Characteristics Allow Quick De-Leveraging Amended covenants Debt/EBITDA Qtrs 1-4: 4.25x Qtrs 5-6: 4.0x Then revert back to 3.75X Fixed Charge Qtrs 1-4: 1.15x Qtrs 5-6: 1.2x Then revert back to 1.25X Sufficient room within amended debt covenants to operate business

Long-Term Financial Objectives $1 billion in revenue within 5 years Target of 50 bp annualized EBITDA margin improvement 11%-13% annualized EPS improvement Return on Invested Capital (ROIC) target of 15%+ Remain Committed to Profitably Growing our Business and Driving Long Term Improvement 12 © 2012 Zep Inc. - All rights reserved.

Transaction Summary Creates shareholder value Ideal strategic fit Accretive in Year 1, with increasing benefits over time Establishes new platform: Zep Vehicle Care © 2012 Zep Inc. - All rights reserved. 13

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